UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 January 4, 2002

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                          Commission file number 1-6666


                               SALANT CORPORATION

             (Exact name of registrant as specified in its charter)



            Delaware                                     13-3402444

(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                          Identification No.)



1114 Avenue of the Americas, New York, New York          10036

(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:     (212) 221-7500









Item 2.           Acquisition or Disposition of Assets

(a) On January 4, 2002, Salant Corporation, a Delaware corporation (the "Company"), through its wholly owned subsidiary, Salant Holding Corporation, a Delaware corporation ("SHC"), acquired from Axis Clothing Corporation, a California company ("Axis"), certain of Axis' assets pursuant to an Asset Purchase Agreement dated as of October 15, 2001 by and between SHC, Axis and Richard Solomon ("Solomon") an individual. The assets acquired from Axis consisted of, among other things, trademarks, inventory, contract rights, fixed assets and certain office equipment primarily located in California (collectively, the "Axis Assets").

         The aggregate purchase price for the Axis Assets was approximately $12.4 million. The purchase price was based upon arms-length negotiations considering (i) the value of the Axis brand, (ii) the quality of the assets and
(iii) the estimated cash flow from the Axis Assets. The principal source of funds for the Axis Assets was working capital funds.

         The descriptions contained herein of the acquisition of the Axis Assets are qualified in their entirety by reference to the full text of the Asset Purchase Agreement dated as of October 15, 2001 by and between SHC, Axis and Richard Solomon which is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The Company's press release announcing the closing of this transaction is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

(b) The Axis Assets are used in the business of designing, sourcing, marketing, selling and distributing better menswear and SHC intends to continue using the Axis Assets for such purposes.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of the Business Acquired.
         ---------------------------------------------

         The financial statements of the business acquired, Axis Clothing Corporation, are presented in Exhibit 7.1.


(b)      Pro Forma Financial Information.
         -------------------------------

         The pro forma financial information is presented in Exhibit 7.2 and includes an Unaudited Pro Forma Condensed Combined Statements of Income for the fiscal year ended December 30, 2000 and the nine months ended September 29, 2001 and an Unaudited Condensed Combined Balance Sheet as of September 29, 2001. Also included are the Notes to the Unaudited Pro Forma Condensed Combined Statements of Income and Balance Sheet.










(c)      Exhibits.
         ---------

Exhibit
Number                              Exhibit Title

7.1      Financial Statements of the Business Acquired.

7.2      Pro Forma Financial Information.

10.01 Asset Purchase Agreement dated as of October 15, 2001 by and between Salant Holding Corporation, Axis Clothing Corporation and Richard Solomon.

99.1     Press Release dated January 4, 2002.






                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 18, 2001                     By: /s/  Awadhesh K. Sinha
                                               ----------------------
                                           Name: Awadhesh K. Sinha
                                          Title: Chief Operating Officer and
                                                 Chief Financial Officer






















                                  EXHIBIT INDEX


Exhibit
Number                              Exhibit Title

7.1      Financial Statements of the Business Acquired.

7.2      Pro Forma Financial Information.

10.1 Asset Purchase Agreement dated as of October 15, 2001 by and between Salant Holding Corporation, Axis Clothing Corporation and Richard Solomon.

99.1     Press Release dated January 4, 2002.